                                                                    EXHIBIT 99.2

                                 JOINT FILING AGREEMENT

                                    August 22, 2017

    Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange
Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission
(and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

    IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date set forth below.

Date: August 22, 2017

                         210/GSB ACQUISITION PARTNERS, LLC

                         By:   210 Capital, LLC
                         Its:  Sole Member

                               By:  Covenant RHA Partners, L.P.
                               Its: Member

                                    By:   RHA Investments, Inc.
                                    Its:  General Partner

                                           By:    /s/ Robert H. Alpert
                                                  ------------------------------
                                           Name:  Robert H. Alpert
                                           Title: President

                               By:   CCW/LAW Holdings, LLC
                               Its:  Member

                                     By:    /s/ C. Clark Webb
                                            -------------------------------
                                     Name:  C. Clark Webb
                                     Title: Sole Member

                         210 CAPITAL, LLC

                         By:   Covenant RHA Partners, L.P.
                         Its:  Member

                               By:   RHA Investments, Inc.
                               Its:  General Partner

                                     By:    /s/ Robert H. Alpert
                                            ------------------------------
                                     Name:  Robert H. Alpert
                                     Title: President

                         By:   CCW/LAW Holdings, LLC
                         Its:  Member

                               By:    /s/ C. Clark Webb
                                     ------------------------------
                               Name:  C. Clark Webb
                               Title: Sole Member

                         COVENANT RHA PARTNERS, L.P.

                         By:   RHA Investments, Inc.
                         Its:  General Partner

                               By:    /s/ Robert H. Alpert
                                      -----------------------------
                               Name:  Robert H. Alpert
                               Title: President

                         CCW/LAW HOLDINGS, LLC

                         By:    /s/ C. Clark Webb
                                ------------------------------
                         Name:  C. Clark Webb
                         Title: Sole Member

                         RHA INVESTMENTS, INC.

                         By:    /s/ Robert H. Alpert
                                ------------------------------
                         Name:  Robert H. Alpert
                         Title: President

                         /s/ Robert H. Alpert
                         ------------------------------
                         ROBERT H. ALPERT

                         /s/ C. Clark Webb
                         ------------------------------
                         C. CLARK WEBB